Exhibit 1.1



                             JOINT FILING AGREEMENT

         This JOINT FILING AGREEMENT, dated as of December 7, 2005, is made by and between Drawbridge Global Macro Fund LP, a Delaware limited partnership ("Drawbridge Global LP"); Drawbridge Global Macro GP LLC, a Delaware limited liability company ("Drawbridge Global GP"); Drawbridge Global Macro Master Fund Ltd., a company organized under the laws of the Cayman Islands ("Drawbridge Master"); Drawbridge Global Macro Advisors LLC, a Delaware limited liability company ("Drawbridge Global Macro Advisors"); Drawbridge Global Macro Fund Ltd., a company organized under the laws of the Cayman Islands ("Drawbridge Global Ltd"); Drawbridge Global Opportunities LLC, a Delaware limited liability company ("Drawbridge Global Opportunities LLC"); Drawbridge Special Opportunities Fund LP, a Delaware limited partnership ("Drawbridge Special Opportunities LP"); Drawbridge DSO Securities LLC, a Delaware limited liability company ("Drawbridge DSO Securities LLC"); Drawbridge Special Opportunities Fund Ltd., a company organized under the laws of the Cayman Islands ("Drawbridge Special Opportunities Ltd"); Drawbridge OSO Securities LLC, a Delaware limited liability company ("Drawbridge OSO Securities LLC"); Drawbridge Special Opportunities GP LLC, a Delaware limited liability company ("Drawbridge Special Opportunities GP"); Drawbridge Special Opportunities Advisors LLC, a Delaware limited liability company ("Drawbridge Special Opportunities Advisors"); Fortress Investment Group LLC, a Delaware limited liability company ("FIG"); Fortress Investment Holdings LLC, a Delaware limited liability company ("FIH"); Fortress Principal Investment Holdings II LLC, a Delaware limited liability company ("FPIH II"); and Fortress Principal Investment Holdings IV LLC, a Delaware limited liability company ("FPIH IV"). Drawbridge Global LP, Drawbridge Global GP, Drawbridge Master, Drawbridge Global Macro Advisors, Drawbridge Global Ltd, Drawbridge Global Opportunities LLC, Drawbridge Special Opportunities LP, Drawbridge DSO Securities LLC, Drawbridge Special Opportunities Ltd, Drawbridge OSO Securities LLC, Drawbridge Special Opportunities GP, Drawbridge Special Opportunities Advisors, FIG, FIH, FPIH II, and FPIH IV collectively referred to herein as the "Parties" and each individually as a "Party." Pursuant to Rule 13d-1(k)(1)(iii) promulgated under the Securities Exchange Act of 1934, as amended, the Parties hereby acknowledge and agree that Schedule 13D is filed on behalf of each such Party and that all subsequent amendments to the Statement on
Schedule 13D shall be filed on behalf of each of the Parties without the necessity of filing additional joint acquisition statements. The Parties hereby acknowledge that each Party shall be responsible for timely filing of such amendments, and for the completeness and accuracy of the information concerning such Party contained therein, but shall not be responsible for the completeness and accuracy of the information concerning any other Party, except to the extent that such Party knows or has reason to believe that such information is inaccurate.

                            [signature pages follow]

IN WITNESS WHEREOF, the Parties hereto have executed this Joint Filing Agreement as of the day and year first above written.

                          DRAWBRIDGE GLOBAL MACRO FUND LP

                          By:  DRAWBRIDGE GLOBAL MACRO GP LLC
                                 its general partner



                          By: /s/ Kevin Treacy
                              -------------------------------------------------
                              Name:  Kevin Treacy
                              Title: Chief Financial Officer

                          DRAWBRIDGE GLOBAL MACRO GP LLC



                          By: /s/ Kevin Treacy
                              -------------------------------------------------
                              Name:  Kevin Treacy
                              Title: Chief Financial Officer

                          DRAWBRIDGE GLOBAL MACRO ADVISORS LLC



                          By: /s/ Kevin Treacy
                              -------------------------------------------------
                              Name:  Kevin Treacy
                              Title: Chief Financial Officer


                          DRAWBRIDGE GLOBAL MACRO FUND LTD



                          By: /s/ Kevin Treacy
                              --------------------------------------------
                              Name:  Kevin Treacy
                              Title: Chief Financial Officer

                          DRAWBRIDGE SPECIAL OPPORTUNITIES  FUND LP

                          By:  DRAWBRIDGE SPECIAL OPPORTUNITIES
                               GP LLC
                                   its general partner



                          By: /s/ John King
                              -------------------------------------------------
                              Name:  John King
                              Title: Chief Financial Officer


                          DRAWBRIDGE SPECIAL OPPORTUNITIES ADVISORS LLC



                          By: /s/ John King
                              -------------------------------------------------
                              Name:  John King
                              Title: Chief Financial Officer


                          DRAWBRIDGE GLOBAL MACRO MASTER FUND LTD.



                          By: /s/ Kevin Treacy
                              -------------------------------------------------
                              Name:  Kevin Treacy
                              Title: Chief Financial Officer


                          DRAWBRIDGE GLOBAL OPPORTUNITIES LLC



                          By: /s/ Kevin Treacy
                              -------------------------------------------------
                              Name:  Kevin Treacy
                              Title: Chief Financial Officer

                          DRAWBRIDGE SPECIAL OPPORTUNITIES LTD.



                          By: /s/ John King
                              -------------------------------------------------
                              Name:  John King
                              Title: Chief Financial Officer


                          DRAWBRIDGE OSO SECURITIES LLC



                          By: /s/ John King
                              -------------------------------------------------
                              Name:  John King
                              Title: Chief Financial Officer


                          DRAWBRIDGE DSO SECURITIES LLC



                          By: /s/ John King
                              -------------------------------------------------
                              Name:  John King
                              Title: Chief Financial Officer


                          FORTRESS INVESTMENT GROUP LLC



                          By: /s/ Peter L. Briger
                              -------------------------------------------------
                              Name:  Peter L. Briger
                              Title: Authorized Person


                          FORTRESS INVESTMENT HOLDINGS LLC



                          By: /s/ Peter L. Briger
                              -------------------------------------------------
                              Name:  Peter L. Briger
                              Title: Authorized Person

                          FORTRESS PRINCIPAL INVESTMENT HOLDINGS II LLC



                          By: /s/ Peter L. Briger
                              -------------------------------------------------
                              Name:  Peter L. Briger
                              Title: Authorized Person


                          FORTRESS PRINCIPAL INVESTMENT HOLDINGS IV LLC



                          By: /s/ Peter L. Briger
                              -------------------------------------------------
                              Name:  Peter L. Briger
                              Title: Authorized Person